Plan Description	12 Months Ended
Dec. 31, 2025
EBP 005
EBP, Description of Plan [Line Items]
Plan Description	Plan Description
The following description of the TXNM Energy, Inc. Retirement Savings Plan (the “Plan”) is provided for general informational purposes only. More complete information regarding the Plan’s provisions may be found in the Plan document.

General

The Plan is a defined contribution plan sponsored by TXNM Energy, Inc., (the “Company” or “TXNM”) covering all employees of the Company, and adopting affiliates who meet the eligibility requirements as defined by the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan is administered by the TXNM Benefits Governance Committee (the “Committee”). The TXNM Corporate Investment Committee has the authority regarding investment oversight for the Plan. The Company’s Benefits Department also has responsibility for certain aspects of Plan administration.

On May 18, 2025, the Company, TroyParentCo LLC, a Delaware limited liability company (“Parent”), and Troy Merger Sub Inc., a New Mexico corporation and a direct subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into TXNM (the “Merger”), with TXNM surviving the Merger as a direct wholly-owned subsidiary of Parent. Parent and Merger Sub are affiliates of Blackstone Infrastructure Partners L.P. (“BIP”). The Merger is subject to certain regulatory approvals, including from the New Mexico Public Regulatory Commission. Additional details related to the Merger can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed on February 27, 2026. The Company is currently unable to determine the full extent of the impacts that the Merger will have on the Plan.

Eligibility

Eligible employees of the Company and its participating affiliates may participate in the employee deferral portions of the Plan as of the first payroll period after the employee enrolls. An employee becomes eligible to participate in the Company contributions portion of the Plan as of the first day of the payroll period after the employee completes three months of continuous service with the Company or its participating affiliates.

Eligible employees of the Company and its participating affiliates who do not voluntarily elect to enroll in the employee deferral contributions portion of the Plan will be automatically enrolled in the employee deferral contributions portion of the Plan on the first day of the first payroll period after the employee has received notice of automatic enrollment and has been given a reasonable period in which to make an election. If an employee does not want to be automatically enrolled in the employee deferral contributions portion of the plan, the employee must affirmatively elect not to participate.

Contributions and Vesting

Eligible employees may contribute between 1% and 100% of compensation as defined by the Plan, limited by requirements of the Internal Revenue Code (“IRC”). For 2025, the maximum allowable contribution was $23,500. The Plan also allows participants attaining the age of 50 or older by the end of the calendar year to make catch-up contributions in accordance with Section 414(v) of the IRC. The maximum catch-up contribution for 2025 was $7,500. Participants may also elect to make Roth contributions utilizing after-tax contributions.

If an employee is automatically enrolled in the Plan, the Company and its participating affiliates will automatically withhold 3% of the participant’s compensation each payroll period and contribute that amount on a before-tax basis to the participant’s account in the Plan which will be invested in the Vanguard Target Retirement Fund that is nearest to that participant’s projected year of retirement (based on an estimated retirement age of 65). All participants’ before-tax contributions will be automatically increased by 1% each June until the participant reaches the greater of (1) 100% of available eligible earnings or (2) the maximum amount of before-tax contributions permitted by the IRC unless a participant affirmatively elects to not have the participant’s contributions increased.
The Company provides a matching contribution of 75% of the participant’s contributions up to 6% of the participant’s eligible compensation (maximum Company matching contribution of 4.5%). The Company also contributes the following percentages of the participant’s eligible compensation based on the participant’s age:

Under 40 years of age	3%
40 - 44 years of age	5%
45 - 49 years of age	6%
50 - 54 years of age	8%
55 years of age or older	10%

The retirement benefit provided by this Plan is dependent upon the contributions made by the employee, the Company match, the age based contribution described in the above table, and the rate of return on the investments. If an employee does not participate in the matching contributions, a retirement benefit will be derived exclusively from the age based contributions made by the Company and return on investments. Should an employee take full advantage of the matching portions by contributing 6%, a retirement contribution ranging from 13.5% to 20.5%, subject to annual maximums established under the IRC, can be accrued each year along with any investment gain or loss.

Participants are fully vested in their contributions and earnings (losses) thereon. In addition, participants are vested in the Company’s contributions to the participant’s Plan account as soon as they are made.

Benefits

Upon termination of service for any reason, a participant may elect to receive benefits via a distribution in a lump sum, take installment distributions not to exceed a period longer than his or her life expectancy, direct a rollover of the account balance to another qualified plan or individual retirement account or leave the account in the Plan if the balance is $1,000 or greater.

Participant Accounts

Individual accounts are maintained for each of the Plan’s participants to reflect the participant’s contributions, the Company’s contributions, and the participant’s share of the Plan’s income and expenses. Allocations are based on participant account balances, as defined in the Plan document. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s account.

Investment Options

Participants have the opportunity to choose to allocate their contributions among various investment options, including the TXNM Energy, Inc. Common Stock Fund.

Notes Receivable from Participants

Participants may borrow a minimum of $1,000 up to a maximum aggregate amount equal to the lesser of $50,000 or 50% of their participant account balance. Amortization periods may not exceed five years, except for loans for the purchase of a primary residence, which may be repaid over a longer period of time as determined by the Committee. All loans shall be repaid with a substantially level amortization of both principal and interest on a schedule prescribed by the Committee with payments made at least bi-weekly, except for loans that qualify for a grace period as determined by the Committee. Any loan is secured by 50% of the balance in the participant’s account and bears interest at a rate commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances, as determined by the Committee. Outstanding loans at December 31, 2025 have interest rates ranging from 5.75% to 11.0% and maturities through July 2034.
Plan Termination
Although it has not expressed any interest to do so, the Company has the right under the Plan to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants would continue to be 100% vested in their account balances remaining after the final allocation of expenses and fund profits or losses.